                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-43732 of Industrialex Manufacturing Corp. of our report dated April 7, 2000 (August 10, 2000 as to Note 8), on the financial statements of Decorative & Coating Services, Inc. appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP
Denver, Colorado

January 12, 2001

                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 3 to Registration Statement No. 333-43732 of Industrialex Manufacturing Corp. ("IMC") of our report dated April 7, 2000 (November 17, 2000 as to Note 3 and 11) on the financial statements of IMC appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE LLP
Denver, Colorado

January 12, 2001